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                                                               EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

   We consent to the reference to our firm under the caption "Experts" and to the incorporation by reference of our report dated January 15, 1999, in Post-Effective Amendment No. 1 to the Registration Statement (Form S-3 No. 333-09945) and related Prospectus of BRE Properties, Inc. for the registration of 1,500,000 shares of its common stock.

                                                          /s/ ERNST & YOUNG LLP

June 15, 1999
San Francisco, California